EXHIBIT 99.2

HUDSON PACIFIC PROPERTIES, INC.

THIRD QUARTER 2010

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward looking statements as predictions of future events. Forward looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statement made by us. These risks and uncertainties include, but are not limited to: adverse economic and real estate developments in Southern and Northern California; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; the consequences of any possible future terrorist attacks; and other risks and uncertainties detailed in our Prospectus filed with the Securities and Exchange Commission. You are cautioned that the information contained herein speaks only as of the date hereof and Hudson Pacific Properties, Inc. assumes no obligation to update any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Hudson Pacific Properties, Inc.’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Hudson Pacific Properties, Inc.’s Prospectus dated June 23, 2010. In light of these risks and uncertainties, any forward-looking events described herein or in Hudson Pacific Properties, Inc.’s November 2010 conference call may not occur.

Hudson Pacific Properties, Inc.

Third Quarter 2010 Supplemental Operating and Financial Data

TABLE OF CONTENTS

PAGE

COMPANY BACKGROUND AND CORPORATE DATA	3-4

CONSOLIDATED FINANCIAL RESULTS

Balance Sheets	6
Quarterly Operating Results	7
Funds from Operations and Adjusted Funds from Operations	8
Same Property Statistical and Financial Data
Reconciliation of Same Property NOI to GAAP Net Income (Loss)
Debt Summary	9

PORTFOLIO DATA

Office Portfolio Summary, Occupancy, and In-place Rents	11
Media & Entertainment Portfolio Summary, Occupancy, and In-place Rents	12
Ten Largest Office Tenants	13
Office Portfolio Leasing Activity	14
Office Lease Expirations – Annual	15
Quarterly Office Lease Expirations – Next Four Quarters	16
Office Portfolio Diversification	17

DEFINITIONS	18

Hudson Pacific Properties, Inc.

Third Quarter 2010 Supplemental Operating and Financial Data

COMPANY BACKGROUND

CORPORATE 11601 Wilshire Boulevard, Suite 1600, Santa Monica, California 90025 (310) 445-5700

BOARD OF DIRECTORS

Victor J. Coleman	Mark Burnett	Mark D. Linehan
Chairman of the Board and Chief Executive Officer, Hudson Pacific Properties, Inc	Independent Television Series Producer	President and Chief Executive Officer, Wynmark Company

Howard S. Stern	Richard B. Fried	Robert M. Moran, Jr.
President, Hudson Pacific Properties, Inc.	Managing Member, Farallon Capital Management, L.L.C.	Co-founder and Co-owner, FJM Investments LLC

Theodore R. Antenucci	Jonathan M. Glaser	Barry A. Porter
President and Chief Investment Officer, Prologis	Managing Member, JMG Capital Management LLC	Managing General Partner, Clarity Partners L.P.

EXECUTIVE AND SENIOR MANAGEMENT

Victor J. Coleman	Howard S. Stern	Mark T. Lammas
Chief Executive Officer	President	Chief Financial Officer

Christopher Barton	Dale Shimoda	Alexander Vouvalides
EVP, Operations and Development	EVP, Finance	VP, Asset Management

Harout Diramerian	Elva Hernandez
Chief Accounting Officer	Operational Controller

INVESTOR RELATIONS

Addo Communications

Andrew Blazier

(310) 829-5400

Email Contact:  andrewb@addocommunications.com

Please visit our corporate website at:  www.hudsonpacificproperties.com

Hudson Pacific Properties, Inc.

Third Quarter 2010 Supplemental Operating and Financial Data

CORPORATE DATA

(unaudited, $ in thousands)

Hudson Pacific Properties. (NYSE: HPP) is a full-service, vertically integrated real estate company focused on owning, operating and acquiring high-quality office properties in select growth markets primarily in Northern and Southern California. Our investment strategy is focused on high barrier-to-entry, in-fill locations with favorable, long-term supply demand characteristics. These markets include Los Angeles, Orange County, San Diego, San Francisco, Silicon Valley and the East Bay, which we refer to as our target markets.

This Supplemental Operating and Financial Data supplements the information provided in our reports filed with the Securities and Exchange Commission. We maintain a website at www.hudsonpacificproperties.com.

Number of office properties owned	7
Office properties square feet (in thousands)	1,233
Office properties leased rate as of September 30, 2010 (1)	86.3%
Office properties occupied rate as of September 30, 2010 (2)	81.6%

Number of media & entertainment properties owned	2
Media & entertainment square feet (in thousands)	857
Media & entertainment occupied rate as of September 30, 2010 (3)	69.0%

Number of land assets owned	4
Land assets square feet (in thousands) (4)	1,447

Market capitalization (in thousands):
Total debt (5)	94,300
Series A Preferred Units	12,670
Common equity capitalization (6)	406,348
Total market capitalization	513,123
Debt/total market capitalization (7)	20.8%
Common stock data (NYSE:HPP):
Range of closing prices (8)	$15.86 - $17.00
Closing price at quarter end	$16.37
Weighted average fully diluted shares outstanding (in thousands) (9)	24,823
Shares of common stock outstanding on September 30, 2010 (in thousands) (10)	22,212

(1)	Does not include square footage leased for building management use.
(2)	Represents percent leased less signed leases not yet commenced.
(3)	Percent occupied for media and entertainment properties is the average percent occupied for the 12 months ended September 30, 2010.
(4)	Square footage for land assets represents management’s estimate of developable square feet, the majority of which remains subject to receipt of entitlement approvals that have not yet been obtained.
(5)	Total debt excludes non-cash loan premium.
(6)	Common equity capitalization represents the total number of shares of common stock and OP units outstanding multiplied by the closing price of our stock at the end of the period.
(7)	For purposes of this item, the series A preferred units are included as debt.
(8)	For the quarter ended September 30, 2010.
(9)	For the quarter ended September 30, 2010. Diluted shares represent ownership in our company through shares of common stock, OP Units and other convertible instruments.
(10)	This amount represents undiluted shares (including unvested restricted shares), and does not include OP units and other convertible equity instruments.

CONSOLIDATED FINANCIAL RESULTS

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

BALANCE SHEETS

(unaudited, $ in thousands, except share data)

	September 30, 2010	December 31, 2009
ASSET
Investment in real estate, net	$515,812	$412,478
Cash and cash equivalents	40,741	3,694
Restricted cash	2,217	4,231
Accounts receivable, net	3,346	1,273
Straight-line rent receivables	5,745	2,935
Deferred leasing costs and lease intangibles, net	39,317	18,727
Deferred finance costs, net	3,532	668
Goodwill	8,754	—
Prepaid expenses and other assets	4,451	4,228

TOTAL ASSETS	$623,915	$448,234

LIABILITIES AND EQUITY
Notes payable	$94,069	$189,518
Accounts payable and accrued liabilities	10,746	6,026
Below-market leases	12,014	11,636
Security deposits	4,275	2,939
Prepaid rent	8,839	11,102
Interest rate contracts	112	425

TOTAL LIABILITIES	130,055	221,646
6.25% Series A Cumulative Redeemable Preferred units of the Operating Partnership	12,670	—

EQUITY
Members’ equity	—	223,240
Hudson Pacific Properties, Inc. stockholder’s equity:
Common Stock, $0.01 par value 490,000,000 authorized, 22,211,817 outstanding at September 30, 2010	222	—
APIC	416,624	—
Accumulated other comprehensive loss	(30)	—
Accumulated deficit	(1,948)	—

Total Stockholder’s Equity	414,868	223,240
Non-controlling interest:
Members in consolidated real estate entities	—	3,348
Unitholders in the Operating Partnership	66,322	—

	66,322	3,348

TOTAL EQUITY	483,275	226,588

TOTAL LIABILITIES AND EQUITY	$623,915	$448,234

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

QUARTERLY OPERATING RESULTS

(unaudited, $ in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
REVENUES
Office
Rental	$6,521	$2,900	$12,786	$8,349
Tenant recoveries	1,001	423	1,915	1,435
Other	97	131	125	152

Total office revenues	7,619	3,454	14,826	9,936

Media & Entertainment
Rental	5,246	4,915	15,453	15,300
Tenant Recoveries	363	348	1,179	1,225
Other property-related revenue	4,194	2,824	7,996	7,402
Other	83	15	96	57

Total media & entertainment revenue	9,886	8,102	24,724	23,984

Total revenues	17,505	11,556	39,550	33,920

OPERATING EXPENSES
Office operating expenses	2,822	1,540	5,650	4,328
Media & entertainment operating expenses	5,959	5,093	15,194	14,451
General and administrative	2,379	—	2,379	—
Depreciation and amortization	4,317	2,729	9,985	8,334

Total operating expenses	15,477	9,362	33,208	27,113

Income from operations	$2,028	$2,194	$6,342	$6,807

OTHER EXPENSE (INCOME)
Interest expense	1,784	2,231	6,196	6,702
Interest income	(31)	(4)	(37)	(9)
Unrealized (gain) of interest rate contracts	—	(104)	(347)	(208)
Acquisition-related expenses	256	—	2,689	—
Other	(8)	(26)	(8)	97

	2,001	2,097	8,493	6,582

Net income (loss)	$27	$97	$(2,151)	$225

Less: Net income attributable to preferred non-controlling partnership interest	(195)	—	(199)	—
Less: Net income attributable to restricted shares	(25)	—	(25)	—
Add: Net loss (income) attributable to non-controlling members in consolidated real estate entities	—	(2)	32	(4)
Add: Net loss attributable to Unitholders in the Operating Partnership	21	—	277	—

(Loss) income attributable to Hudson Pacific Properties, Inc. shareholders’ / controlling member’s equity	$(172)	$95	$(2,066)	$221

Net (loss) attributable to shareholders’ per share – basic and diluted	$(0.01)	—	—	—

Weighted average shares of common stock outstanding – basic and diluted	21,946,508	—	—	—

Dividend declared per common share	$0.0971	$—	$0.0971	—

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS

(unaudited, $ in thousands, except per share amounts)

Three Months Ended September 30, 2010
Funds From Operation (FFO) (1)
Net income	$27
Adjustments:
Depreciation and amortization of real estate assets	4,317
Net income attributable to preferred non-controlling partnership interest	(195)

FFO	$4,149

Weighted average common shares/units outstanding - diluted	24,823
FFO per common share/unit - diluted	$0.17

Adjusted Funds From Operations (AFFO) (1)
FFO	$4,149
Adjustments:
Straight-line rent adjustment	(1,472)
Amortization of prepaid rent, net (2)	251
Amortization of acquired above and below market leases, net	(130)
Amortization of below market ground lease	15
Amortization of lease buy-out cost	133
Amortization of deferred financing costs and loan premium	369
Recurring capital expenditures, tenant improvements and leasing commissions	(812)
Non-cash compensation expense	376

AFFO	$2,879

AFFO per common share/unit - diluted	$0.12
Dividends per share declared	$0.095
AFFO payout ratio	81.9%

(1)	See page 18 for Management Statements on Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)
(2)	Represents the difference between rental revenue recognize in accordance with accounting principles generally accepted in the United States (GAAP) based on the amortization of the prepaid rent liability relating to the KTLA lease at our Sunset Bronson property compared to scheduled cash rents received in connection with such prepayment.

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

DEBT SUMMARY

As of September 30, 2010

(unaudited, $ in thousands)

The following table sets forth information with respect to our outstanding indebtedness as of September 30, 2010.

Debt	Outstanding	Interest Rate (1)	Annual Debt Service	Maturity Date	Balance at Maturity
Mortgage loan secured by Sunset Bronson	$37,000	LIBOR+3.65%	$1,651	04/30/11	$37,000
Mortgage loan secured by First Financial	43,000	5.34%	2,328	12/01/11	43,000
Mortgage loan secured by Tierrasanta	14,300	5.62%	815	12/01/11	14,300

Secured Revolving Credit Facility (2)	—	LIBOR+3.25%-4.00%	0	06/29/13

Subtotal	94,300
Unamortized Loan Premium (3)	(231)

Total	94,069

(1)	Interest rate with respect to indebtedness is calculated on the basis of a 360-day year for the actual days elapsed. The indebtedness encumbering the Sunset Bronson property is floating rate indebtedness. We entered into a secured interest rate contract with respect to $37.0 notional principal amount of indebtedness that went effective upon the closing of the IPO and related formation transaction on June 29, 2010 and swapped one-month LIBOR to a fixed rate of 0.75%.
(2)	We entered into a $200.0 million secured revolving credit facility with a group of lenders for which an affiliate of Barclays Capital Inc. acts as administrative agent and joint lead arranger and affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated act as syndication agent and joint lead arranger. The facility bears interest at a rate per annum equal to LIBOR plus 325 basis points to 400 basis points, depending on our leverage ratio, provided that LIBOR is subject to a floor of 1.50%. The secured revolving credit facility contains an accordion feature that allows us to increase the availability by $50.0 million, to $250.0 million, under specified circumstances. As of September 30, 2010 the balance of this facility was zero.
(3)	Represents non-cash mark-to-market adjustment on variable rate debt associated with the First Financial and Tierrasanta loans.

PORTFOLIO DATA

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

OFFICE PORTFOLIO SUMMARY, OCCUPANCY, AND IN-PLACE RENTS

As of September 30, 2010

County	Number of Properties	Square Feet (1)	Percent of Total	Percent Occupied (2)	Annualized Base Rent (3)	Annualized Base Rent Per Leased Square Foot (4)
San Francisco	1	286,270	23.2%	44.6%	$1,613,081	$12.62

Los Angeles	4	508,865	41.2%	92.3%	15,657,075	33.35

Orange County	1	333,922	27.1%	92.4%	7,720,361	25.02

San Diego	1	104,234	8.5%	96.8%	1,576,460	15.62

	7	1,233,291	100.0%	81.6%	$26,566,977	$26.39

(1)	Square footage for office properties has been determined by management based upon estimated leasable square feet, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to remeasurement or releasing.
(2)	Percent occupied for office properties is calculated as (i) square footage under commenced leases as of September 30, 2010, divided by (ii) total square feet, expressed as a percentage.
(3)	Rent data for our office properties is presented on an annualized basis. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2010, by (ii) 12.
(4)	Annualized base rent per leased square foot for the office properties is calculated as (i) annualized base rent divided by (ii) square footage under lease as of September 30, 2010.

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

MEDIA & ENTERTAINMENT PORTFOLIO SUMMARY, OCCUPANCY, AND IN-PLACE RENTS

As of September 30, 2010

Property	Square Feet (1)	Percent of Total	Percent Occupied (2)	Annual Base Rent (3)	Annual Base Rent Per Leased Square Foot (4)
Sunset Gower	543,709	63.4%	67.9%	$11,235,379	$30.45

Sunset Bronson	313,723	36.6%	71.0%	9,018,143	40.48

	857,432	100.0%	69.0%	$20,253,521	$34.23

(1)	Square footage for media and entertainment properties has been determined by management based upon estimated leasable square feet, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to remeasurement or releasing.
(2)	Percent occupied for media and entertainment properties is the average percent occupied for the 12 months ended September 30, 2010.
(3)	Annual base rent for media and entertainment properties reflects actual base rent for the 12 months ended September 30, 2010, excluding tenant reimbursements.
(4)	Annual base rent per leased square foot for the media and entertainment properties is calculated as (i) annual base rent divided by (ii) square footage under lease as of September 30, 2010.

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

TEN LARGEST OFFICE TENANTS (1)

As of September 30, 2010

Tenant	Number of Leases	Number of Properties	Lease Expiration	Total Leased Square Feet	Percent of Rentable Square Feet	Annualized Base Rent (2)	Percent of Annualized Base Rent
Technicolor Creative Services USA, Inc.	1	1	5/31/20	114,958	9.3%	$4,103,173	15.4%

Saatchi & Saatchi North America, Inc.	1	1	12/31/19	113,000	9.2%	3,069,070	11.6%

Kondaur Capital Corp.	1	1	3/31/13	122,425	9.9%	2,938,200	11.1%

Pepperdine University	1	1	1/31/19	35,351	2.9%	1,367,659	5.1%

Carat USA, Inc.	1	1	3/31/17	33,291	2.7%	998,730	3.8%

Medical Specialties	1	1	1/31/17	29,369	2.4%	704,856	2.7%

Walsworth, Franklin, Bevins	1	1	12/31/19	28,141	2.3%	675,384	2.5%

Master Halco	1	1	2/28/19	19,876	1.6%	663,302	2.5%

Burlington Coat Factory	1	1	12/31/13	94,505	7.7%	614,351	2.3%

Liberty Mutual Insurance	1	1	8/31/11	18,550	1.5%	513,835	1.9%

Total	10	10		609,466	49.4%	$15,648,561	58.9%

(1)	Top Ten Largest Office Tenants is determined by Annualized Base Rental Income as of September 30, 2010.
(2)	Rent data for our office properties is presented on an annualized basis. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2010, by (ii) 12.

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

OFFICE PORTFOLIO LEASING ACTIVITY

As of September 30, 2010

Total Gross Leasing Activity
Rentable square feet	16,037
Number of leases	3

Gross New Leasing Activity
Rentable square feet	—
New cash rate	—
Number of leases	—

Gross Renewal Leasing Activity
Rentable square feet	16,037
Renewal cash rate	$20.21
Number of leases	3

Net Absorption
Leased rentable square feet	(10,755)

Cash Rent Growth (1)
Expiring Rate	$20.64
New/Renewal Rate	$20.21
Change	(2.1%)

Straight-Line Rent Growth (2)
Expiring Rate	$19.41
New/Renewal Rate	$20.59
Change	6.1%

Weighted Average Lease Terms
New (in months)	—
Renewal (in months)	14

Tenant Improvements and Leasing Commissions (3)	Total Lease Transaction Costs Per Square Foot	Annual Lease Transaction Costs Per Square Foot
New leases	$—	$—
Renewal leases	$4.46	$3.75
Blended	$4.46	$3.75

(1)	Represents a comparison between initial stabilized cash rents on new and renewal leases as compared to the expiring cash rents in the same space. New leases are only included if the same space was leased within the previous 12 months.
(2)	Represents a comparison between initial straight-line rents on new and renewal leases as compared to the straight-line rents on expiring leases in the same space. New leases are only included if the same space was leased within the previous 12 months.
(3)	Represents per square foot weighted average lease transaction costs based on the lease executed in the current quarter in our properties.

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

OFFICE LEASE EXPIRATIONS – ANNUAL

As of September 30, 2010

Year of Lease Expiration	Number of Leases Expiring	Square Footage of Expiring Leases	Percent of Office Portfolio Square Feet	Annualized Base Rent (1)	Percentage of Office Portfolio Annualized Base Rent	Annualized Base Rent Per Leased Square Foot (2)	Annualized Base Rent Per Lease Square Foot at Expiration (3)
Available	—	169,539	13.7%	$—	—%	$—	$—
2010	5	14,701	1.2%	249,224	0.9	16.95	16.95
2011	20	86,635	7.0%	2,299,637	8.3	26.54	26.78
2012	14	56,776	4.6%	1,664,270	6.0	29.31	32.38
2013	19	255,529	20.7%	4,996,403	18.0	19.55	20.63
2014	11	84,502	6.9%	2,042,991	7.4	24.18	26.77
2015	7	22,282	1.8%	830,112	3.0	37.25	41.40
2016	6	60,173	4.9%	1,747,444	6.3	29.04	34.08
2017	4	68,679	5.6%	1,992,073	7.2	29.01	34.09
2018	1	23,208	1.9%	423,631	1.5	18.25	23.22
2019	5	214,718	17.4%	6,218,018	22.5	28.96	34.58
Thereafter	1	114,958	9.3%	4,103,173	14.8	35.69	48.65
Building management use	2	4,521	0.4%	0	0.0	—	—
Signed leases not commenced	2	57,070	4.6%	1,135,183	4.1	19.89	39.50

Total/Weighted Average	97	1,233,291	100.0%	$27,702,159	100.0%	$26.04	$31.08

(1)	Rent data for our office properties is presented on an annualized basis without regard to cancellation options. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2010, by (ii) 12.
(2)	Annualized base rent per leased square foot for the office properties is calculated as (i) annualized base rent divided by (ii) square footage under lease as of September 30, 2010
(3)	Annualized base rent per leased square foot at expiration for the office properties is calculated as (i) annualized base rent at expiration divided by (ii) square footage under lease as of September 30, 2010.

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

QUARTERLY OFFICE LEASE EXPIRATIONS – NEXT FOUR QUARTERS

As of September 30, 2010

County		Q4 2010	Q1 2011	Q2 2011	Q3 2011
San Francisco	Expiring SF	—	—	—	—
	Rent per SF (1)	—	—	—	—
Los Angeles	Expiring SF	—	7,537	7,656	2,707
	Rent per SF (1)	—	$36.72	$34.46	$38.76
Orange	Expiring SF	—	3,517	5,615	33,482
	Rent per SF (1)	—	$23.67	$26.77	$27.28
San Diego	Expiring SF	8,690	—	8,305	—
	Rent per SF (1)	$12.85	—	15.28	—

(1)	Rent per square foot data for our office properties is comprised of annualized basis rent at expirations divided by square feet. Annualized base rent for office properties is calculated by multiplying (i) base rental payments at expirations (defined as cash base rents (before abatements)) for the month ended September 30, 2010, by (ii) 12.

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

OFFICE PORTFOLIO DIVERSIFICATION

As of September 30, 2010

Industry	Number of Leases (1)	Annualized Rent as of Percent of Total
Advertising	2	11.8%

Business Services	11	4.5%

Educational	1	5.1%

Financial Services	21	24.6%

Healthcare	7	3.3%

Insurance	3	4.2%

Legal	18	9.0%

Media & Entertainment	6	21.7%

Other	8	5.5%

Real Estate	5	3.8%

Retail	5	3.3%

Technology	8	3.2%

Total	95	100.0%

(1)	Does not included signed leases not commenced.

Hudson Pacific Properties, Inc. Third Quarter 2010 Supplemental Operating and Financial Data

DEFINITIONS

Funds From Operations (FFO): We calculate funds from operations before non-controlling interest (FFO) in accordance with the standards established by the National Association of Real Estate Investment Trusts (NAREIT). FFO represents net income (loss), computed in accordance with accounting principles generally accepted in the United States of America (GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate depreciation and amortization (excluding amortization of above (below) market rents for acquisition properties and amortization of deferred financing costs and debt discounts) and after adjustments for unconsolidated partnerships and joint ventures. We use FFO as a supplemental performance measure because, in excluding real estate depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that results from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends. FFO should not be used as a supplement to or substitute for cash flow from operating activities computed in accordance with GAAP.

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, and amortization of deferred financing costs and loan premium, subtracting recurring capital expenditures, tenant improvements and leasing commissions (excluding pre-existing obligations on contributed or acquired properties funded with amounts received in settlement of prorations), and eliminating the net effect of straight-line rents, amortization of lease buy-out costs, and amortization of above (below) market rents for acquisition properties. We also add to FFO the difference between rental revenue recognize in accordance with accounting principles generally accepted in the United States (GAAP) based on the amortization of the prepaid rent liability relating to the KTLA lease at our Sunset Bronson property compared to scheduled cash rents received in connection with such prepayment. AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. We believe that AFFO provides useful information to the investment community about our financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.